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                                                                    Exhibit 10.8

[Date]

[Optionee
Address]



VESTING SCHEDULE FOR GRANT
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                         VESTING      NUMBER       WHEN SHARES      LAST DATE
                            DATE      SHARES              VEST    TO EXERCISE
- --------------------------------------------------------------------------------
    Period 1          10/03/2001                 End of period     10/02/2005

The entire option grant shall vest 100% on the sixth anniversary of the date of grant of the option. In addition, the grant shall accelerate in vesting upon the occurrence of any of the following: (i) upon the Company's attainment of pre tax profits that are at least equal to the board approved pre tax profits for the fiscal year (beginning with fiscal year 1996) the option shall accelerate vesting in accordance with the following formula (actual pre tax profits - plan pre tax profits) divided by plan pre tax profits (which gives percentage of over achievement) multiplied by 4, or (ii) upon a change of control of the Company a percentage of the option shall immediately vest in an amount equal to the percentage of the fiscal year completed as of the date of the change of control.

"Change of Control" means the occurrence of any of the following events:

    (a) Any "person" (as such a term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the total voting power represented by the Company's then outstanding voting securities; or

    (b) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who are either (i) directors of the Company as of the date hereof, or (ii) elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not previously a director whose election or nomination is in connection with an actual or threatened proxy contest to the election of directors to the Company); or

    (c) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being


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         converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such a merger or consolidation; or

    (d)  A complete liquidation of the Company; or

    (e) An agreement by the Company for the sale or disposition by the Company of all or substantially all of the Company's assets.

    Grace periods for last date to exercise:

         Termination                   30 Days
         Death                         6 Months
         Disability                    6 Months
         Retirement                    30 Days
         Termination for Cause         30 Days

By your signature and Truevision, Inc.'s signature below, you and Truevision agree that this option is granted under and governed by the terms and conditions of the Truevision Amended 1988 Incentive Stock Plan, and the Terms and Conditions of the Stock Option Agreement attached hereto.

Optionee represents that Optionee is familiar with the terms and provisions of this Grant Agreement and hereby accepts the option subject to all of the terms and conditions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Grant Agreement. PLEASE SIGN BOTH COPIES OF THE ENCLOSED AGREEMENT AND RETURN TO THE STOCK ADMINISTRATOR, TRUEVISION, 2500 WALSH AVE., SANTA CLARA, CA 95051.



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For Truevision, Inc.                             Date


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Optionee                                         Date



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